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Exhibit 10.16 to 2002 10-K

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                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                          dated as of December 31, 1998

                                     between

                               The Several Holders
                        from Time to Time Parties Hereto,
                                 as the Holders,

                                       and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                              as the Owner Trustee

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                             CRT REALTY TRUST 1998-1

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                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I  DEFINITIONS..................................................................................2
   SECTION 1.1 Definitions..............................................................................2
   SECTION 1.2 Interpretation...........................................................................2
   SECTION 1.3 Prohibitions Against Transfer............................................................2
ARTICLE II  AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS; DECLARATION OF TRUST BY TRUST COMPANY...2
   SECTION 2.1 Authority To Execute and Perform Various Documents.......................................2
   SECTION 2.2 Declaration of Trust by Trust Company....................................................3
   SECTION 2.3 Acknowledgement of the Agent's Interest as Mortgagee and Lienholder......................3
ARTICLE III  CONTRIBUTIONS AND PAYMENTS.................................................................4
   SECTION 3.1 Procedure for Holder Advances; Certificates..............................................4
   SECTION 3.2 Holder Yield.............................................................................5
   SECTION 3.3 Scheduled Return of Holder Advances......................................................6
   SECTION 3.4 Early Return of Advances.................................................................6
   SECTION 3.5 Payments from Trust Estate Only..........................................................7
   SECTION 3.6 Method of Payment........................................................................7
   SECTION 3.7 Computation of Yield.....................................................................7
   SECTION 3.8 Conversion and Continuation Options......................................................8
   SECTION 3.9 Notice of Amounts Payable................................................................9
   3.10 Increase in Holder Commitments..................................................................9
ARTICLE IV  COLLECTIONS AND DISTRIBUTIONS...............................................................9
   SECTION 4.1 Collections and Remittances by the Owner Trustee.........................................9
   SECTION 4.2 Priority of Distributions................................................................9
   SECTION 4.3 Excepted Payments.......................................................................10
   SECTION 4.4 Distributions after Default.............................................................10
ARTICLE V  DUTIES OF THE OWNER TRUSTEE.................................................................10
   SECTION 5.1 Notice of Certain Events................................................................10
   SECTION 5.2 Action Upon Instructions................................................................11
   SECTION 5.3 Indemnification.........................................................................11
   SECTION 5.4 No Duties Except as Specified In Trust Agreement or Instructions........................11
   SECTION 5.5 No Action Except Under Specified Documents or Instructions..............................12
   SECTION 5.6 Absence of Duties.......................................................................12
ARTICLE VI  THE OWNER TRUSTEE..........................................................................13
   SECTION 6.1 Acceptance of Trust and Duties..........................................................13
   SECTION 6.2 Furnishing of Documents.................................................................13
   SECTION 6.3 No Representations or Warranties as to the Properties or Operative Agreements...........13
   SECTION 6.4 No Segregation of Moneys; No Interest...................................................14
   SECTION 6.5 Reliance; Advice of Counsel.............................................................14
   SECTION 6.6 Liability With Respect to Documents.....................................................14
   SECTION 6.7 Not Acting In Individual Capacity.......................................................15

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
   SECTION 6.8 Books and Records; Tax Returns..........................................................15
ARTICLE VII  INDEMNIFICATION OF THE OWNER TRUSTEE......................................................15
   SECTION 7.1 Indemnification Generally...............................................................15
   SECTION 7.2 Compensation and Expenses...............................................................16
ARTICLE VIII  TERMINATION OF TRUST AGREEMENT...........................................................16
   SECTION 8.1 Termination of Trust Agreement..........................................................16
   SECTION 8.2 Termination at Option of the Holders....................................................16
   SECTION 8.3 Termination at Option of the Owner Trustee..............................................17
   SECTION 8.4 Actions by the Owner Trustee Upon Termination...........................................17
ARTICLE IX.............................................................................................17
SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES AND SEPARATE OWNER TRUSTEES................................17
   SECTION 9.1 Resignation of the Owner Trustee; Appointment of Successor..............................17
   SECTION 9.2 Co-Trustees and Separate Trustees.......................................................18
   SECTION 9.3 Notice..................................................................................21
ARTICLE X   AMENDMENTS.................................................................................21
   SECTION 10.1 Amendments.............................................................................21
   SECTION 10.2 Limitation on Amendments...............................................................21
ARTICLE XI  MISCELLANEOUS..............................................................................22
   SECTION 11.1 No Legal Title to Trust Estate in the Holders..........................................22
   SECTION 11.2 Sale of a Property by the Owner Trustee is Binding.....................................22
   SECTION 11.3 Limitations on Rights of Others........................................................22
   SECTION 11.4 Notices................................................................................22
   SECTION 11.5 Severability...........................................................................23
   SECTION 11.6 Limitation on the Holders' Liability...................................................23
   SECTION 11.7 Separate Counterparts..................................................................23
   SECTION 11.8 Successors and Assigns.................................................................23
   SECTION 11.9 Headings...............................................................................23
   SECTION 11.10 Governing Law.........................................................................23
   SECTION 11.11 Performance by the Holders............................................................23
   SECTION 11.12 Conflict with Operative Agreements....................................................24
   SECTION 11.13 No Implied Waiver.....................................................................24
   SECTION 11.14 SUBMISSION TO JURISDICTION; VENUE.....................................................24

Schedule I - Holder Commitments

EXHIBIT A - Form of Holder Certificate

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                      AMENDED AND RESTATED TRUST AGREEMENT

     THIS AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 31, 1998 as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement"), is among the several banks and other financial institutions from time to time parties to this Trust Agreement (individually, each of the foregoing may be referred to as a "Holder", and collectively, the foregoing together with such other persons and entities that become holders hereunder, the "Holders") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its individual capacity ("Trust Company"), and in its capacity as owner trustee hereunder, together with its successors and assigns (the "Owner Trustee") and amends that certain Trust Agreement dated as of September 10, 1998, by and among NATIONSBANK, N.A., a national banking association, as holder of the beneficial interest in the Trust (the "Original Holder"), and the Trust Company and Owner Trustee.

     WHEREAS, the Original Holder formed the Trust originally for the purpose of providing a vehicle to allow the Trust to be a tenant with respect to the groundlease of a Property located in Seminole County, Florida, and construct improvements thereon as contemplated by the terms and conditions of that certain Indemnification Agreement dated as of September 10, 1998, among Convergys Corporation, an Ohio corporation (the "Company" or "Convergys"), Cincinnati Bell Information Systems Inc. (a predecessor in interest to Convergys Information Management Group, Inc.), an Ohio corporation ("CBIS"), Matrixx Marketing Inc. (a predecessor in interest to Convergys Customer Management Group, Inc.), an Ohio corporation ("Matrixx"), the Owner Trustee and the Original Holder; and

     WHEREAS, the Holders desire to provide for the Trust to exist for the revised purpose of (a) developing, acquiring, installing, constructing and testing various Properties and leasing such Properties to Lessee and (b) carrying out certain transactions contemplated by the Operative Agreements; and

     WHEREAS, in order to provide a portion of the funds for carrying out the other transactions contemplated by the Operative Agreements, the Holders will make Holder Advances pursuant to this Trust Agreement and the Participation Agreement (as defined below); and

     WHEREAS, Trust Company is willing to continue to act as trustee hereunder and to continue to accept the trust as amended and restated hereby (the "Trust").

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Trust Agreement in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Definitions.

     For purposes of this Trust Agreement (including without limitation the "WHEREAS" clauses set forth above), capitalized terms used in this Trust Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of December 31, 1998 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Convergys Corporation, as Construction Agent and Lessee, the various parties thereto from time to time, as the Guarantors, the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and NationsBank, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holder, to the extent of their interests. Unless otherwise indicated, references in this Trust Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Trust Agreement.

     SECTION 1.2 Interpretation.

     The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Trust Agreement.

     SECTION 1.3 Prohibitions Against Transfer.

     NationsBank, N.A. may not participate, assign or transfer all or any portion of its interest hereunder or under the other Operative Agreements unless the sum of the Holder Commitments and Lender Commitments in the aggregate exceeds $30,000,000. NationsBank, N.A. may not, directly or indirectly, assign, convey or otherwise transfer any of its right, title or interest in or to the Trust Estate or the Operative Agreements unless the sum of the Holder Commitments and the Lender Commitments in the aggregate exceeds $30,000,000.

                                   ARTICLE II

               AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                      DECLARATION OF TRUST BY TRUST COMPANY

     SECTION 2.1 Authority To Execute and Perform Various Documents.

     Each Holder hereby authorizes and directs the Owner Trustee (a) to execute and deliver, as trustee for and on behalf of each such Holder, each Operative Agreement to which the Owner

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Trustee is a party and any other agreements, instruments, certificates or documents related to the transactions contemplated hereby to which the Owner Trustee is a party, (b) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clause (a) above as set forth in such documents, agreements and certificates, and (c) subject to the terms of this Trust Agreement, to take such other action in connection with the foregoing as the Holders may from time to time direct.

     SECTION 2.2 Declaration of Trust by Trust Company.

          (a) Trust Company hereby declares that it will hold all estate, right, title and interest of the Owner Trustee in, to and under each Property, each Holder Advance, the Operative Agreements and any other property contributed by any Holder, including without limitation all amounts of Rent, insurance proceeds and condemnation awards, indemnity or other payments of any kind (collectively, the "Trust Estate") as the Owner Trustee upon the trusts set forth herein and for the use and benefit of each Holder, subject, however, to the provisions of the Credit Agreement and the Security Documents. The name of the Trust shall be "CRT Realty Trust 1998-1."

          (b) The sole purpose of the Trust is to hold title to the Trust Estate for the benefit of the Holders and to engage in activities ancillary and incidental thereto as the Holders shall determine to be desirable. Except in connection with the foregoing, the Owner Trustee shall not (i) engage in any business activity, (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any of its property or assets to any mortgage, Lien, security interest or other claim or encumbrance, other than in favor of the Lenders or the Holders pursuant to the provisions of the Operative Agreements and this Trust Agreement. THIS TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE TRUST ESTATE, SUBJECT TO THE RIGHTS OF THE LENDERS, FOR THE BENEFIT OF THE HOLDERS. THE OWNER TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO ANY PROPERTY COMPRISING THE TRUST ESTATE NOR SHALL THIS AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN THE OWNER TRUSTEE, THE HOLDERS, THE AGENT AND THE LENDERS.

     SECTION 2.3 Acknowledgement of the Agent's Interest as Mortgagee and
                 Lienholder.

     The Holders and the Owner Trustee acknowledge and agree that to the extent the interests of the Owner Trustee in the Trust Estate (or any part thereof) is recharacterized as a mortgagee's interest or otherwise as a lienholder's interest, then such mortgagee's interest and/or such other lienholder's interest has been assigned to the Agent as security for the obligations owed to the Lenders and the Holders pursuant to the Operative Agreements.

                                   ARTICLE III

                           CONTRIBUTIONS AND PAYMENTS

     SECTION 3.1 Procedure for Holder Advances; Certificates.

          (a) Upon receipt from Lessee by the Agent of a Requisition, and subject to the terms and conditions of the Participation Agreement, the Agent shall request from each Holder its pro rata share of any Advance and each Holder shall make its own pro rata share of any Advance under the Holder Commitment of such Holder, as set forth on Schedule 1 hereto, on each date Advances are made pursuant to Section 5 of the Participation Agreement. The Agent may request an Advance under the Holder Commitments during the Commitment Period on any date that an Advance may be requested pursuant to the terms of Section 5.2(a) of the Participation Agreement, provided, that the Agent shall give each Holder irrevocable notice (which notice must be received by such Holder no less than three (3) Business Days prior to the requested date of the Holder Advance) specifying (i) the amount to be advanced (which on any date shall not be in excess of the then Available Holder Commitment), (ii) the requested date of advance, (iii) whether the Holder Advance is to be a Eurodollar Holder Advance or an ABR Holder Advance or a combination thereof, (iv) if the Holder Advance is to be a combination of Eurodollar Holder Advances and ABR Holder Advances, the respective amounts of each type of Holder Advance and (v) the Interest Period applicable to any Eurodollar Holder Advances. Pursuant to the terms of the Participation Agreement, the Agent shall be deemed to have delivered such notice upon the delivery of a notice by the Construction Agent or Lessee containing such required information.

          (b) Upon receipt of any such notice delivered pursuant to Section 3.1(a), each Holder shall make the amount of its Advance available to the Agent for the account of the Owner Trustee at the office of the Agent referred to in Section 12.2 of the Participation Agreement (or at such other address as may be identified by the Agent from time to time) prior to 12:00 Noon, Eastern time on the date requested by Lessee in funds immediately available to the Owner Trustee.

          (c) Holder Yield accruing on each Holder Advance during the Construction Period with respect to any property shall, subject to the limitations set forth in Section 5.1(b) of the Participation Agreement, be added to the amount of the Holder Advance on the relevant Scheduled Interest Payment Date. On such Scheduled Interest Payment Date, the Holder Property Cost and Holder Construction Property Cost shall be increased by the amount of Holder Yield added to the Holder Advance.

          (d) The Holder Advances made by each Holder to the Trust Estate shall be evidenced by a Certificate of the Owner Trustee, substantially in the form of Exhibit A hereto, issued in the name of the Holder and in an amount equal to the Holder Commitment of such Holder. Each Certificate shall (i) be dated on or about the Initial Closing Date, (ii) be stated to mature on the Maturity Date and (iii) bear a yield on the unpaid Holder Amount thereof from time to time outstanding at the Holder Yield.

          (e) To the extent that the Owner Trustee, in its capacity as Borrower under the Credit Agreement, shall have elected to terminate or reduce the amount of the Commitments pursuant to Section 2.5(a) of the Credit Agreement, a pro rata election shall be deemed to have been made with respect to the Holder Commitment. The Holder Commitments respecting any particular Property shall automatically be reduced to zero (0) upon the occurrence of the Rent Commencement Date respecting such Property. On any date on which the Commitments shall be reduced to zero (0) as a result of a Credit Agreement Event of Default, the Holder Commitments shall automatically be reduced to zero (0) and the Owner Trustee shall prepay the Certificates in full for the outstanding Holder Amount, together with accrued but unpaid Holder Yield thereon and all other amounts owing under the Certificates.

     SECTION 3.2 Holder Yield.

          (a) Holder Advances shall bear yield payable by the Owner Trustee and calculated at the rate of Holder Yield applicable from time to time. The Owner Trustee shall pay to each Holder, from the Trust Estate, its pro rata portion of Holder Yield on Holder Advances made hereunder. Payment of Holder Yield to each Holder shall be made in arrears on each Scheduled Interest Payment Date occurring after the Rent Commencement Date or as otherwise provided herein or in Section 2.6 of the Credit Agreement or
     Section 8.7 of the Participation Agreement.

          (b) If (i) all or a portion of Holder Yield shall not be received by the Holders when due (whether at the stated maturity, by acceleration or otherwise) or (ii) (A) a replacement Construction Agent is hired in accordance with the provisions of the Agency Agreement, (B) Completion of all Properties has not occurred on prior to the Construction Period Termination Date or (C) the cost of any Property exceeds the original Construction Budget therefor (or the applicable Construction Budget modified in accordance with the Operative Agreements) in each case as previously delivered to the Agent, such overdue amount (in the case of Section 3.2(b)(i)) or all Holder Advances, Holder Yield and all other amounts payable hereunder (in the case of Section 3.2(b)(ii)) shall, without limiting the rights of the Holders hereunder or under any Operative Agreement, bear interest at the Holder Overdue Rate, in each case from the date of nonpayment until paid (whether after or before judgment) (in the case of Section 3.2(b)(i)) or (y) Completion of all Properties (in the case of Section 3.2(b)(ii)). All such amounts referenced in this Section 3.2(b) shall be paid upon demand.

     SECTION 3.3 Scheduled Return of Holder Advances.

     The outstanding Holder Amount shall be due in full on the Expiration Date. On each such date and on the Expiration Date, subject to the terms of the Participation Agreement, the Owner Trustee shall pay to each Holder its portion of the aggregate Holder Amount then due, together with all accrued but unpaid Holder Yield and all other amounts due to such Holders from the Owner Trustee hereunder or under the Operative Agreements.

     SECTION 3.4 Early Return of Advances.

          (a) Subject to Sections 11.2(e), 11.3 and 11.4 of the Participation Agreement, the Owner Trustee may at any time and from time to time prepay the Certificates, in whole or in part, without premium or penalty, upon at least three (3) Business Days' irrevocable notice to the Agent, on behalf of the Holders, specifying the date and amount of prepayment and whether the prepayment is of ABR Holder Advances or Eurodollar Holder Advances or a combination thereof, and, if a combination thereof, the amount allocable to each. Upon receipt of such notice, the Agent shall promptly notify the Holders thereof. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Amounts prepaid shall not be readvanced, except as set forth in Section 5.2(d) of the Participation Agreement.

          (b) If on any date the Agent or the Owner Trustee shall receive any payment in respect of (i) any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to Lessee in accordance with the Lease), or (ii) the Termination Value of any Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) the Termination Value of any Property or such other applicable amount in connection with the exercise of a Purchase Option under Article XX of the Lease or the exercise of the option of the Owner Trustee to transfer the Properties to the Lessee pursuant to
     Section 20.3 of the Lease or (iv) any payment required to be made or elected to be made by the Construction Agent to the Owner Trustee pursuant to the Agency Agreement, then in each case, the Holders shall receive proceeds in accordance with Section 8.7(b) of the Participation Agreement.

          (c) Each prepayment of the Certificates pursuant to Section 3.4(a) shall be allocated to reduce the respective Holder Property Costs of all Properties pro rata according to the Holder Property Costs of such Properties immediately before giving effect to such prepayment. Each prepayment of the Certificates pursuant to Section 3.4(b) shall be allocated to reduce the Holder Property Cost of the Property or Properties subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to such prepayment.

     SECTION 3.5 Payments from Trust Estate Only.

     All payments to be made by the Owner Trustee under this Trust Agreement (including without limitation any payments pursuant to Section 11.4 of the Participation Agreement) shall be made only from the income and proceeds from the Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Trust Estate to make such payments in accordance with the terms hereof, except as specifically provided in Section
6.1. Each Holder agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for payment as herein provided and that, except as specially provided in any Operative Agreement, Trust Company shall not be liable to any Holder for any amounts payable under this Trust Agreement and shall not be subject to any liability under this Trust Agreement.

     SECTION 3.6 Method of Payment.

     All amounts payable to a Holder pursuant to this Trust Agreement shall be paid or caused to be paid by the Owner Trustee to, or for the account of, such Holder, or its nominee, by transferring such amount in immediately available funds to a bank institution or banking institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

     SECTION 3.7 Computation of Yield.

          (a) Whenever it is calculated on the basis of the Prime Lending Rate, Holder Yield shall be calculated on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six (366) days, as the case may be) for the actual days elapsed; and, otherwise, Holder Yield shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed. Any change in the Holder Yield resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective.

          (b) Pursuant to Section 12.12 of the Participation Agreement, the calculation of Holder Yield under this Section 3.7 shall be made by the Agent. Each determination of an interest rate by the Agent shall be conclusive and binding on the Owner Trustee and the Holders in the absence of manifest error.

          (c) If the Eurodollar Rate cannot be determined by the Agent in the manner specified in the definition of the term "Eurodollar Rate", the Owner Trustee shall give or cause to be given telecopy or telephonic notice thereof to the Lessee and the Holders as soon as practicable after receipt of same from the Agent. Commencing on the Scheduled Interest Payment Date next occurring after the delivery of such notice and continuing until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, all outstanding Holder Advances shall bear a yield at the ABR. Until such time as the Eurodollar Rate can be determined by the Agent in the manner specified in the definition of such term, no further Eurodollar Holder Advances shall be made or shall be continued as such at the end of the then current

     Interest Period nor shall the Owner Trustee have the right to convert ABR Holder Advances to Eurodollar Holder Advances.

     SECTION 3.8 Conversion and Continuation Options.

          (a) The Owner Trustee may elect from time to time to convert Eurodollar Holder Advances to ABR Holder Advances by giving the Agent (on behalf of the Holders) at least three (3) Business Days' prior irrevocable notice of such election, provided, that any such conversion of Eurodollar Holder Advances may only be made on the last day of an Interest Period with respect thereto, and provided, further, to the extent an Event of Default has occurred and is continuing on the last day of any such Interest Period, the applicable Eurodollar Holder Advance shall automatically be converted to an ABR Holder Advance. The Owner Trustee may elect from time to time to convert ABR Holder Advances to Eurodollar Holder Advances by giving the Agent (on behalf of the Holders) at least three (3) Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Holder Advances shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice, the Agent (on behalf of the Holders) shall promptly notify each Holder thereof. All or any part of outstanding Eurodollar Holder Advances or ABR Holder Advances may be converted as provided herein, provided, that (i) no ABR Holder Advance may be converted into a Eurodollar Holder Advance after the date that is one (1) month prior to the Maturity Date and (ii) such notice of conversion shall contain an election by the Owner Trustee of an Interest Period for such Eurodollar Holder Advance to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term "Interest Period" including without limitation subparagraphs (A) through (D) thereof.

          (b) Subject to the restrictions set forth in Section 3.1, any Eurodollar Holder Advance may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Owner Trustee giving irrevocable notice to the Agent (on behalf of the Holders) in accordance with the notice provisions for the conversion of ABR Holder Advances to Eurodollar Holder Advances set forth herein and the applicable provisions of the term "Interest Period" of the length of the next Interest Period to be applicable to such Eurodollar Holder Advances, provided, that no Eurodollar Holder Advance may be continued as such after the date that is one (1) month prior to the Maturity Date, provided, further, no Eurodollar Holder Advance may be continued as such if an Event of Default has occurred and is continuing as of the last day of the Interest Period for such Eurodollar Holder Advance, and provided, further, that if the Owner Trustee shall fail to give any required notice as described above or if such continuation is not permitted pursuant to the preceding proviso or otherwise, such Advances shall automatically be converted to ABR Advances on the last day of such then expiring Interest Period.

     SECTION 3.9 Notice of Amounts Payable.

          (a) In the event that any Holder becomes aware that any amounts are or will be owed to it pursuant to Sections 11.2(e) or 11.3 of the Participation Agreement or that it is unable to make Holder Advances which bear a yield based on the Eurodollar Rate plus the Applicable Percentage for Eurodollar Holder Advances, then it shall promptly notify the Owner Trustee thereof and, as soon as possible thereafter, such Holder shall submit to the Owner Trustee a certificate indicating the amount owing to it and the calculation thereof. The amounts set forth in such certificate shall be prima facie evidence of the obligations of the Owner Trustee hereunder.

          (b) [Intentionally Omitted]

     3.10 Increase in Holder Commitments.

     The parties to this Agreement hereby acknowledge that the Holder Commitments may be increased in accordance with the express provisions of the Operative Agreements (including without limition Section 5.13 of the Participation Agreement).

                                   ARTICLE IV

                          COLLECTIONS AND DISTRIBUTIONS

     SECTION 4.1 Collections and Remittances by the Owner Trustee.

     The Owner Trustee agrees that, subject to the provisions of this Trust Agreement and the Operative Agreements, it will during the term of this Trust administer the Trust Estate and, at the direction of the Holders, take steps to collect all Rent and other sums payable to the Owner Trustee by Lessee under the Lease. The Owner Trustee agrees to distribute, or cause to be distributed, all proceeds received from the Trust Estate in accordance with Article III and Sections 4.2 and 4.3. The Owner Trustee shall make, or cause to be made, such distribution promptly upon receipt of such proceeds (provided, such proceeds are available for distribution) by the Agent (on behalf of the Owner Trustee), it being understood and agreed that the Owner Trustee shall not be obligated to make, or to cause to be made, such distribution until the funds for such distribution have been received by the Agent (on behalf of the Owner Trustee) in cash or its equivalent reasonably acceptable to the Owner Trustee.

     SECTION 4.2 Priority of Distributions.

     Subject to the terms and requirements of the Operative Agreements, all payments and amounts received by Trust Company as the Owner Trustee or on its behalf shall be distributed to the Agent for allocation by the Agent in accordance with the terms of Section 8.7 of the Participation Agreement or, if such payments or amounts are received by the Owner Trustee from the Agent, then they shall be distributed forthwith upon receipt in the following order of priority:

first, in accordance with the Holder Yield protection provisions set forth in
Section 11.3 of the Participation Agreement; and, second, the balance, if any, of such payment or amount remaining thereafter shall be distributed to the Holders pro rata (based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments).

     SECTION 4.3 Excepted Payments.

     Anything in this Article IV or elsewhere in this Trust Agreement to the contrary notwithstanding, any Excepted Payment received at any time by the Owner Trustee shall be distributed promptly to the Person entitled to receive such Excepted Payment.

     SECTION 4.4 Distributions after Default.

     Subject to the terms of Section 5.1, the proceeds received by the Owner Trustee from the exercise of any remedy under the Lease shall be distributed pursuant to Section 4.2 above. This Trust shall cease and terminate in accordance with the terms set forth in Section 8.1 and upon the final disposition by the Owner Trustee of all of the Trust Estate pursuant to this
Section 4.4.

                                    ARTICLE V

                           DUTIES OF THE OWNER TRUSTEE

     SECTION 5.1 Notice of Certain Events.

     In the event the Owner Trustee shall have knowledge of any Default or Event of Default, the Owner Trustee shall give written notice thereof within five (5) Business Days to each Holder, Lessee and the Agent unless such Default or Event of Default no longer exists before the giving of such notice. Subject to the provisions of Section 5.3 of this Trust Agreement and Sections 8.5 and 9.2 of the Participation Agreement, the Owner Trustee shall take or refrain from taking such action as the Agent shall direct until such time as the Loans are paid in full (and as more specifically provided in Sections 8.2(h) and 8.6 of the Participation Agreement) and thereafter as the Majority Holders shall direct, in each case by written instructions to the Owner Trustee. If the Owner Trustee shall have given the Agent and the Holders (and respecting Sections 8.5 and 9.2 of the Participation Agreement, the Lessee) notice of any event and shall not have received written instructions as above provided within thirty (30) days after mailing notice of such event to the Agent and the Holders (and respecting Sections 8.5 and 9.2 of the Participation Agreement, the Lessee), the Owner Trustee may, but shall be under no duty to, and shall have no liability for its failure or refusal to, take or refrain from taking any action with respect thereto, not inconsistent with the provisions of the Operative Agreements, as the Owner Trustee shall deem advisable and in the best interests of the Lenders and the Holders. For all purposes of this Trust Agreement, in the absence of actual knowledge of a Responsible Officer in the Corporate Trust Department of Trust Company, the Owner Trustee shall be deemed not to have knowledge of any Default or Event of Default unless a Responsible Officer of the Corporate Trust Department of Trust Company receives notice thereof given by or on behalf of a Holder, Lessee or the Agent.

     SECTION 5.2 Action Upon Instructions.

     Subject to the provisions of Sections 5.1 and 5.3, upon the written instructions of the Agent or the Majority Holders (as applicable), the Owner Trustee will take or refrain from taking such action or actions as may be specified in such instructions.

     SECTION 5.3 Indemnification.

     The Owner Trustee shall not be required to take or refrain from taking any action under this Trust Agreement or any other Operative Agreement (other than the actions specified in the first sentence of Section 5.1 and in the last sentence of Section 5.4) unless Trust Company shall have been indemnified by Lessee or, at their election, by the Holders and the Lenders against any liability, fee, cost or expense (including without limitation reasonable attorneys' fees and expenses) that may be incurred or charged in connection therewith, other than such as may result from the willful misconduct or gross negligence of the Owner Trustee. The Owner Trustee shall not be required to take any action under any Operative Agreement if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Agreement to which the Owner Trustee is a party or is otherwise contrary to law. The Owner Trustee shall be under no liability with respect to any action taken or omitted to be taken by the Owner Trustee in accordance with instructions of the Agent or the Majority Holders pursuant to Section 5.2.

     SECTION 5.4 No Duties Except as Specified In Trust Agreement or
                 Instructions.

     The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with any Property or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Owner Trustee is a party, except as expressly provided by the terms of this Trust Agreement or any other Operative Agreement or in written instructions from the Agent and/or the Majority Holders, as applicable, received pursuant to Sections 5.1, 5.2 or 8.4 of this Trust Agreement or Sections 8.2(h) or 8.6 of the Participation Agreement or from the Lessee pursuant to Sections 8.5 or 9.2 of the Participation Agreement; and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. The Owner Trustee shall have no duty or obligation to supervise or monitor the performance of the Construction Agent pursuant to the Agency Agreement which for all purposes shall be an independent contractor. The Owner Trustee nevertheless agrees that it will (in its individual capacity and at its own cost and expense), promptly take all action as may be necessary to discharge any Lessor Liens on any part of the Trust Estate.

     SECTION 5.5 No Action Except Under Specified Documents or Instructions.

     The Owner Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with any Property or any other part of the Trust Estate except (a) as required by the terms of the Operative Agreements, (b) in accordance with the powers granted to, or the authority conferred upon, it pursuant to this Trust Agreement, (c) in accordance with the express terms hereof or with written instructions from the Agent and/or the Majority Holders, as applicable, pursuant to Sections 5.1, 5.2 or 8.4 or (d) from the Lessee pursuant to Sections 8.5 or 9.2 of the Participation Agreement.

     SECTION 5.6 Absence of Duties.

          (a) Except in accordance with written instructions furnished pursuant to Sections 5.1, 5.2 or 8.4, and without limitation of the generality of
     Section 5.4, the Owner Trustee shall not have any duty to (i) file, record or deposit any Operative Agreement or any other document, or to maintain any such filing, recording or deposit or to refile, rerecord or redeposit any such document; (ii) obtain insurance on any Property or effect or maintain any such insurance, other than to receive and forward to each Holder and the Agent any notices, policies, certificates or binders furnished to the Owner Trustee pursuant to the Lease; (iii) maintain any Property; (iv) pay or discharge any Tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, except as provided in the last sentence of Section 5.4, other than to forward notice of such Tax or Lien received by the Owner Trustee to each Holder and the Agent; (v) confirm, verify, investigate or inquire into the failure to receive any reports or financial statements of Lessee or any other Person;
     (vi) inspect any Property any time or ascertain or inquire as to the performance or observance of any of the covenants of Lessee or any other Person under any Operative Agreement with respect to any Property; or (vii) manage, control, use, sell, dispose of or otherwise deal with any Property or any part thereof or any other part of the Trust Estate, except as provided in Section 5.5.

          (b) The Owner Trustee, in the exercise or administration of the trusts and powers hereunder, including without limitation its obligations under
     Section 5.2, may, at the expense of Lessee, employ agents, attorneys, accountants, and auditors and enter into agreements with any of them and the Owner Trustee shall not be liable, either in its individual capacity or in its capacity as the Owner Trustee, for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected by it in good faith.

                                   ARTICLE VI

                                THE OWNER TRUSTEE

     SECTION 6.1 Acceptance of Trust and Duties.

     The Owner Trustee accepts the trust and duties hereby created and agrees to perform the same, but only upon the terms of this Trust Agreement. The Owner Trustee agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as the Owner Trustee in accordance with the terms of this Trust Agreement. The Owner Trustee shall not be answerable or accountable under any circumstances, except for (i) its own willful misconduct or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in Section 6.3 of this Trust Agreement or Section 6.1 of the Participation Agreement, (iii) its failure to perform obligations expressly undertaken by it in the last sentence of Section 5.4 of this Trust Agreement or in Section 8.2(a) of the Participation Agreement, (iv) Taxes based on or measured by any fees, commissions or compensation received by it for acting as the Owner Trustee in connection with any of the transactions contemplated by the Operative Agreements, or (v) its failure to use ordinary care to receive, manage and disburse moneys actually received by it in accordance with the terms of the Operative Agreements.

     SECTION 6.2 Furnishing of Documents.

     The Owner Trustee will furnish to each Holder and to the Agent, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, opinions, certificates, financial statements and any other instruments or writings furnished to the Owner Trustee hereunder or under the Operative Agreements, unless by the express terms of any Operative Agreement a copy of the same is required to be furnished by some other Person directly to the Holders and/or the Agent, or the Owner Trustee shall have determined that the same has already been furnished to the Holders and the Agent.

     SECTION 6.3 No Representations or Warranties as to the Properties or
                 Operative Agreements.

     THE OWNER TRUSTEE MAKES (i) NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND THE OWNER TRUSTEE SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT except that the Owner Trustee hereby represents, warrants and covenants to each Holder that it will comply with the last sentence of Section 5.4, and (ii) no representation or warranty as to the validity or enforceability of any Operative Agreement or as to the correctness of any statement made by a Person other than the Owner Trustee or the Owner

Trustee contained in any thereof, except that the Owner Trustee represents, warrants and covenants to each Holder that this Trust Agreement has been and each of the other Operative Agreements which contemplates execution thereof by the Owner Trustee has been or will be executed and delivered by its officers who are, or will be, duly authorized to execute and deliver documents on its behalf.

     SECTION 6.4 No Segregation of Moneys; No Interest.

     Except as otherwise provided herein or in any of the other Operative Agreements, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, and neither Trust Company nor the Owner Trustee shall be liable for any interest thereon, except as may be agreed to in writing by the Owner Trustee or the Trust Company.

     SECTION 6.5 Reliance; Advice of Counsel.

     The Owner Trustee shall not incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons and not contrary to this Trust Agreement.

     SECTION 6.6 Liability With Respect to Documents.

     The Owner Trustee, either in its trust or individual capacities, shall not incur any liability to any Person for or in respect of the recitals herein, the validity or sufficiency of this Trust Agreement or for the due execution hereof by each Holder or for the form, character, genuineness, sufficiency, value or validity of any Property or for or in respect of the validity or sufficiency of any of the Operative Agreements and the Owner Trustee, either in its trust or individual capacities, shall in no event assume or incur any liability, duty or obligation to any Person or to any Holder, other than as expressly provided for herein or in any of the other Operative Agreements.

     SECTION 6.7 Not Acting In Individual Capacity.

     All Persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Article VI and except to the extent that the Owner Trustee shall otherwise expressly agree in any Operative Agreement to which it is a party, including without limitation Section 6.1 and
Section 8.2(a) of the Participation Agreement and the last sentence of Section
5.4 hereof.

     SECTION 6.8 Books and Records; Tax Returns.

          (a) The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive hereunder, or under any other Operative Agreement. The Owner Trustee shall, at the expense of Lessee, file an application with the Internal Revenue Service for a taxpayer identification number with respect to the trust created hereby. The Owner Trustee shall, at the expense of Lessee, prepare or cause to be prepared and the Owner Trustee shall sign and/or file the federal fiduciary tax return with respect to Taxes due and payable by the trust created hereby in connection with the transactions contemplated hereby and by any other Operative Agreement. Each Holder shall furnish the Owner Trustee with all such information as may be reasonably required from such Holder (as such is requested in writing by the Owner Trustee) in connection with the preparation of such tax returns. The Owner Trustee shall keep copies of all returns delivered to or filed by it.

          (b) The Owner Trustee, either in its trust or individual capacities, shall be under no obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability unless the Owner Trustee shall be furnished with such reasonable security and indemnity by Lessee (or, at the election of the Majority Secured Parties, by the Holders and the Lenders) against such expense or liability as it may require. The Owner Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times, without any further action by the Agent or any Holder to protect one (1) or more of the Properties and the rights and interests of the Holders pursuant to the terms of this Trust Agreement; provided, however, that the Owner Trustee may obtain reimbursement for the out-of-pocket expenses and costs of such actions, undertakings or proceedings from Lessee.

                                   ARTICLE VII

                      INDEMNIFICATION OF THE OWNER TRUSTEE

     SECTION 7.1 Indemnification Generally.

     The Owner Trustee is indemnified for matters related to the transactions described herein by Lessee pursuant to Section 11 of the Participation Agreement. Except as may be specifically provided from time to time hereafter in writing by the Holders, the Owner Trustee shall not have any right of indemnification from any Holder with respect to the transactions described herein or in any of the other Operative Agreements.

     SECTION 7.2 Compensation and Expenses.

     Lessee has agreed to pay the fees and expenses of the Owner Trustee and the Holder Facility Fees as provided in Sections 7.3 and 7.4, respectively, of the Participation Agreement.

                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

     SECTION 8.1 Termination of Trust Agreement.

     This Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall, subject to the provisions of the Participation Agreement, the other Operative Agreements and Article IV of this Trust Agreement, be distributed pro rata to the Holders, and this Trust Agreement shall be of no further force or effect, upon the earliest of (a) the joint written request of the Majority Holders following the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms hereof; provided, however, that (except as provided for in the Operative Agreements) the Trust Estate shall not be subject to sale or other final disposition by the Owner Trustee prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Credit Documents and the release of the Credit Documents and the Liens granted thereby and the payment in full of the Holder Amount and Holder Yield thereon and all other amounts owing to the Holders under any of the Operative Agreements and (b) fifty (50) years after the date hereof.

     SECTION 8.2 Termination at Option of the Holders.

     Notwithstanding Section 8.1, this Trust Agreement and the trusts created hereby shall terminate and the Trust Estate shall be distributed pro rata to the Holders, and this Trust Agreement shall be of no further force and effect, upon the joint election of the Holders by notice to the Owner Trustee, if such notice shall be accompanied by the written agreement of each Holder assuming all the obligations of the Owner Trustee under or contemplated by the Operative Agreements and all other obligations of the Owner Trustee incurred by it as trustee hereunder; provided, however, that each Holder agrees for the express benefit of the Agent and the Lenders, that without the consent of the Majority Lenders, no such election shall be effective until the Liens and security interests of the Security Documents on the Collateral shall have been released and until full payment of the principal of, and interest on the Loans and all other sums due to the Lenders shall have been made. Such written agreement shall be reasonably satisfactory in form and substance to the Owner Trustee and shall release the Owner Trustee from all further obligations of the Owner Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

     SECTION 8.3 Termination at Option of the Owner Trustee.

     At any time that the Lease shall no longer be in full force and effect and the Agent shall have confirmed in writing to the Owner Trustee that the Lenders have received payment in full of the principal of and interest on the Loans and that all other sums due to the Agent and the Lenders under the Operative Agreements shall have been made, then the Holders hereby authorize the Owner Trustee to: (a) terminate this Trust Agreement and the trusts created hereby and
(b) distribute and convey the Trust Estate pro rata to the Holders by executing the necessary transfer documents as contemplated by Section 8.4. The exercise of such option by the Owner Trustee shall cause this Trust Agreement to be of no further force and effect and shall release the Owner Trustee from all further obligations of the Owner Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

     SECTION 8.4 Actions by the Owner Trustee Upon Termination.

     Upon termination of this Trust Agreement and the trusts created hereby pursuant to Sections 8.1, 8.2 or 8.3, the Owner Trustee shall upon notice of such event take such action as may be necessary or as may be requested by the Majority Holders to transfer the Trust Estate pro rata to the Holders, including without limitation the execution of instruments of transfer or assignment with respect to any of the Operative Agreements to which the Owner Trustee is a party.

                                   ARTICLE IX

                   SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                           AND SEPARATE OWNER TRUSTEES

     SECTION 9.1 Resignation of the Owner Trustee; Appointment of Successor.

          (a) The Owner Trustee may resign at any time without cause by giving at least thirty (30) days' prior written notice to each Holder, the Agent and Lessee; provided, however, that such resignation shall not be effective until the acceptance of appointment by a successor Owner Trustee under
     Section 9.1(b). The Owner Trustee may be removed with or without cause at any time by the Majority Holders upon consent to such removal by the Agent and with sixty (60) days' prior written notice to the Owner Trustee, a copy of which notice shall be concurrently delivered by the Majority Holders to the Agent and Lessee. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under Section 9.1(b). In case of the resignation or removal of the Owner Trustee, the Holders may appoint a successor Owner Trustee by an instrument signed by the Majority Holders; provided, however, that such successor Owner Trustee must be approved by the Agent. In the event the Owner Trustee shall be an individual, his death or incapacity, or termination of employment (whether voluntary or involuntary) with First Security Bank, National Association (or a successor corporate Owner Trustee) shall be treated as a resignation hereunder and shall be effective immediately. If a successor Owner Trustee shall not have been appointed within thirty (30) days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee or any Holder may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one (1) year from the date of the appointment by such court.

          (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named an Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

          (c) Any successor Owner Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $50,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms.

          (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 9.1(c), be the Owner Trustee under this Trust Agreement without further act.

     SECTION 9.2 Co-Trustees and Separate Trustees.

     Whenever the Owner Trustee or the Majority Holders shall deem it necessary or prudent in order either (a) to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to which it may be subject or to make any claim or bring any suit with respect to the Trust Estate or any Operative Agreement, (b) shall be advised by counsel satisfactory to it that it is so necessary or prudent, or (c) the Owner Trustee shall have been directed to do so by the Majority Holders and the Agent, the Owner Trustee and the Holders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one (1) or more Persons who need not meet the requirements of Section 9.1(c) (and the Owner Trustee may appoint one (1) or more of its officers) either as co-trustee or co-trustees (the "Co-Owner Trustee"), jointly with the Owner Trustee, of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are satisfactory to the Owner Trustee and the Holders. In accordance with the foregoing:

          (i) The Owner Trustee shall appoint a Co-Owner Trustee hereunder in part so that if, under any present or future law of any state where any Property is located or of any jurisdiction in which it may be necessary to perform any act in carrying out the trusts herein created, the Owner Trustee or any of its successors may be incompetent or unqualified or incapacitated or unwilling to perform certain acts as such Owner Trustee, then upon the written request of the Owner Trustee of any of its successors received by any Co-Owner Trustee, all of such acts required to be performed in such jurisdiction in the execution of the trust hereby created, shall and will be performed by any Co-Owner Trustee, or any of his successors, in trust acting alone, as if he or such successor had been specifically authorized so to do or had been the sole Owner Trustee hereunder. Any Co-Owner Trustee shall continue to perform such acts until otherwise directed in writing by the Owner Trustee or any of its successors. Any request in writing by the Owner Trustee or any of its successors to the Co-Owner Trustee shall be sufficient warrant for him to take such action as may be so requested.

          (ii) Except as it may be deemed necessary for any Co-Owner Trustee or any of his successors solely or jointly to execute the trusts herein created, the Owner Trustee or any of its successors shall solely have and exercise the powers, and shall be solely charged with the performance of the duties, hereinbefore declared on the part of the Owner Trustee to be had, exercised and performed; and any Co-Owner Trustee shall not be liable therefor. Any Co-Owner Trustee or any successor to him may delegate to the Owner Trustee or its successor hereunder the exercise of any power, discretion or otherwise, conferred by any provision of this Trust Agreement.

          (iii) Any act of the Owner Trustee herein required or authorized shall and will be jointly or separately performed by the Owner Trustee or its successors hereunder and by any Co-Owner Trustee or any of his successors appointed hereunder, if such joint performance or separate performance shall be necessary to the legality of such act and when so acting all references herein to "First Security Bank, National Association" shall be deemed to be references to such Co-Owner Trustee in its individual capacity and all references to "Owner Trustee" shall be deemed to be references to any Co-Owner Trustee, and such Co-Owner Trustee shall be entitled to all the protection, indemnification, immunity and compensation herein provided to the Owner Trustee acting singly in reference to such acts (subject to the limitations to such a protection, indemnification, immunity and compensation set forth herein).

          (iv) The Owner Trustee or its successor in trust shall have and is hereby given the power at any time by an instrument in writing duly executed by a Vice President, to remove any Co-Owner Trustee or his successor, from his position as Co-Owner Trustee hereunder. In the case of death, resignation, removal, incapacity or inability to act hereunder of the Co-Owner Trustee, or his successor as Co-Owner Trustee, any adult citizen of the United States of America may be appointed Co-Owner Trustee hereunder by the person who shall at the time be a Vice President of the corporation then acting as the Owner Trustee hereunder by an instrument in writing duly executed, and under its corporate seal, and, subject to its right to revoke such appointment or to appoint another person, the Owner Trustee shall appoint a successor Co-Owner Trustee, such appointment to be immediately effective in case of the death, resignation, removal or inability or incapacity to act hereunder of the Co-Owner Trustee. In the event a vacancy occurs in the office of the Co-Owner Trustee, either by reason of resignation, removal, incapacity or inability to act and no successor is appointed pursuant to the foregoing provisions within thirty
     (30) days after such vacancy occurs, the Holders and the Agent may jointly appoint a successor to the Co-Owner Trustee in the same manner as is provided for the appointment of a successor to the Co-Owner Trustee hereunder.

          (v) At any time or times, for the purposes of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate hereunder may at the time be located, or to avoid any violation of law or imposition of taxes not otherwise imposed on the Owner Trustee, or if the Owner Trustee shall deem it desirable for its own protection, the Owner Trustee shall have power to appoint one (1) or more persons (who may be officers of the Owner Trustee either to act as an additional co-trustee, jointly with the Owner Trustee) of all or any part of the Trust Estate hereunder, or of any property constituting part thereof, or to act as separate trustee of any part of the Trust Estate in either case with such powers as may be provided in the instrument of appointment and are consistent with the terms hereof, and to vest in such person or persons in the capacity as aforesaid, any property, title, right or power deemed necessary or desirable, subject to the remaining provisions of this Section 9.2.

          (vi) Notwithstanding any provision of this Trust Agreement to the contrary, any additional co-trustee shall act upon and be subject to the following terms and conditions:

               All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed solely upon and solely exercised and performed by the Owner Trustee except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee or the Owner Trustee shall be incompetent or unqualified to perform such act or acts or to avoid any violation of law or imposition of taxes not otherwise imposed on the Owner Trustee, or if the Owner Trustee shall deem it desirable for its own protection, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or Co-Owner Trustee.

          (vii) No power granted by this Trust Agreement to, or which this Trust Agreement provides may be exercised by, the Owner Trustee in respect of the custody, control and management of moneys may be exercised by any Co-Owner Trustee or any subsequently appointed co-trustee except jointly with, or with the consent in writing of, the Owner Trustee for disbursement or application in accordance with the terms hereof.

          (viii) All moneys which may be received or collected by any Co-Owner Trustee or such subsequently appointed co-trustees shall be paid over to the Owner Trustee to be distributed in accordance with this Trust Agreement and the other Operative Agreements.

          (ix) Any Co-Owner Trustee, or any subsequently appointed co-trustee to the extent permitted by law, does hereby constitute the Owner Trustee or its successors hereunder his or her agent or attorney in fact, with full power and authority to do any and all acts and things and exercise any and all discretion authorized or permitted by the Co-Owner Trustee or such subsequently appointed co-trustee, in its behalf or in its name.

          (x) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

     SECTION 9.3 Notice.

     At all times that a successor Owner Trustee is appointed pursuant to
Section 9.1, an Owner Trustee resigns pursuant to Section 9.1 or the Co-Owner Trustee, a co-trustee or separate trustee, is appointed pursuant to Section 9.2, the Holders shall give joint notice of such fact within thirty (30) days of its occurrence to (x) Lessee, if the Lease is then in effect and (y) the Agent, if the Credit Agreement is in effect.

                                    ARTICLE X

                                   AMENDMENTS

     SECTION 10.1 Amendments.

     This Trust Agreement may be terminated, amended, supplemented, waived or modified in accordance with Section 12.4 of the Participation Agreement.

     SECTION 10.2 Limitation on Amendments.

     Notwithstanding Section 10.1, the Owner Trustee shall not, without the consent of the Agent, execute any amendment that might result in the trusts created hereunder being terminated prior to the satisfaction and discharge of the Lien and security interest of the Security Documents on the Collateral or prior to the payment in full of the principal of, and interest on the Loans and other than in accordance with the terms of the Credit Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.1 No Legal Title to Trust Estate in the Holders.

     The Holders shall not have legal title to any part of the Trust Estate; provided, however, that each Holder has a pro rata beneficial interest in the Trust Estate. No transfer, by operation of law or otherwise, of any right, title or interest of a Holder in and to the Trust Estate or hereunder shall operate to terminate this Trust Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     SECTION 11.2 Sale of a Property by the Owner Trustee is Binding.

     Any sale, transfer, or other conveyance of any Property or any part thereof by the Owner Trustee made pursuant to the terms of this Trust Agreement or any other Operative Agreement shall bind the Holders and shall be effective to sell, transfer and convey all right, title and interest of the Owner Trustee and the Holders in and to such Property or any part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

     SECTION 11.3 Limitations on Rights of Others.

     Nothing in this Trust Agreement whether express or implied, shall be construed to give to any Person, other than the Owner Trustee and each Holder, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement, any covenants, conditions or provisions contained herein or in the Trust Estate; but this Trust Agreement shall be held for the sole and exclusive benefit of the Owner Trustee and the Holders. The Agent shall have the right to enforce the provisions of Sections 5.1, 5.2, 5.3, 5.4, 6.2, 6.8, 8.1, 8.2, 8.3,
9.1, 9.2, 9.3, 10.1 and 10.2 prior to the payment in full of the principal of and interest on the Loans and such other amounts due and payable to the Lenders or the Agent under the Operative Agreements.

     SECTION 11.4 Notices.

     Unless otherwise expressly specified or permitted by the terms hereof, all notices hereunder shall be given as provided in Section 12.2 of the Participation Agreement.

     SECTION 11.5 Severability.

     Any provision of this Trust Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.6 Limitation on the Holders' Liability.

     No Holder shall have any liability for the performance of this Trust Agreement except as expressly set forth herein.

     SECTION 11.7 Separate Counterparts.

     This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

     SECTION 11.8 Successors and Assigns.

          (a) All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Trust Company, the Owner Trustee and its successors and assigns and each Holder and its successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind the successors and assigns of such Holder.

          (b) [Intentionally Omitted]

     SECTION 11.9 Headings.

     The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.10 Governing Law.

     THIS TRUST AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF, THE STATE OF UTAH.

     SECTION 11.11 Performance by the Holders.

     Any obligation of the Owner Trustee hereunder or under any Operative Agreement or other document contemplated herein may be performed by the Holders (or by one (1) of them with the written consent of the others) and any such performance shall not be construed as a revocation of the trusts created hereby.

     SECTION 11.12 Conflict with Operative Agreements.

     If this Trust Agreement (or any instructions given by a Holder pursuant hereto) shall require that any action be taken with respect to any matter and any other Operative Agreement (or any instructions duly given in accordance with the terms thereof) shall require that a different action be taken with respect to such matter, and such actions shall be mutually exclusive, the provisions of such other Operative Agreement, in respect thereof, shall control.

     SECTION 11.13 No Implied Waiver.

     No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1; and any such waiver of the term hereof shall be effective only in the specific instance and for the specific purpose given.

     SECTION 11.14 SUBMISSION TO JURISDICTION; VENUE.

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date set forth above.

                                    HOLDERS:

                                    NATIONSBANK, N.A.


                                    By:  /s/ John E. Williams
                                       -----------------------------------------
                                    Name:    John E. Williams
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------


                                    [OTHERS]

                                    OWNER TRUSTEE:

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION


                                    By: /s/ Val T. Orton
                                       -----------------------------------------
                                    Name:   Val T. Orton
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                            (CRT Realty Trust 1998-1)

Accepted and consented to:

CONVERGYS CORPORATION


By: /s/ Robert P. Komin, Jr.
   -----------------------------------------
Name:   Robert P. Komin, Jr.
     ---------------------------------------
Title:  Vice President Finance and Treasurer
      --------------------------------------

                                   SCHEDULE I

                               HOLDER COMMITMENTS

                                  Holder Commitment
   Name of Holder                 Amount/Percentage
   --------------                 -----------------

NATIONSBANK, N.A.                  $900,000   100%
101 North Tryon Street
NC1-001-15-06
Charlotte, North Carolina 28255
Attention: Ms. Judy Dudley
Telephone: (704) 386-8382
Telecopy:  (704) 386-8694

   TOTAL                           $900,000   100%

                                    EXHIBIT A

                           FORM OF HOLDER CERTIFICATE


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                  TRUSTEE UNDER

       AMENDED AND RESTATED TRUST AGREEMENT DATED AS OF DECEMBER 31, 1998

                               HOLDER CERTIFICATE

                             CRT REALTY TRUST 1998-1

                                                                          , 19
                                                               -----------    --

     First Security Bank, National Association, as trustee (herein in such capacity called the "Owner Trustee") under that certain Amended and Restated Trust Agreement dated as of December 31, 1998 (herein called the "Trust Agreement", the defined terms therein not otherwise defined herein being used herein with the same meanings), among the several banks and other financial institutions from time to time parties to the Trust Agreement as the Holders and the Owner Trustee, hereby certifies for the benefit of [HOLDER], as follows: (i) this Holder Certificate is a Holder Certificate referred to in Section 3.1(d) of the Trust Agreement, which Holder Certificate has been issued by the Owner Trustee pursuant to the Trust Agreement and (ii) subject to the prior payment of Notes to the extent provided for in Section 8.7 of the Participation Agreement, and to the assignment, pledge or mortgage of the Trust Estate to secure the Notes as set forth in the applicable Operative Agreements, the holder of this Holder Certificate has an undivided beneficial interest in properties of the Owner Trustee constituting part of the Trust Estate and is entitled to receive as provided in the Trust Agreement, a portion of the Rent received or to be received by the Owner Trustee for the Properties, as well as a portion of certain other payments which may be received by the Trustee pursuant to the terms of the Operative Agreements as more particularly set forth therein.

     All amounts payable hereunder and under the Trust Agreement shall be paid only from the income and proceeds from the Trust Estate and only to the extent that the Owner Trustee (or the Agent on behalf of the Owner Trustee) shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of the Trust Agreement, except as specifically provided in Section 6.1 of the Trust Agreement; and the holder hereof, by its acceptance of this Holder Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof as provided in the Trust Agreement and that, except as specifically provided in the Trust Agreement, the Owner Trustee is not personally liable to the holder hereof for any amount payable under this Holder Certificate or the Trust Agreement.

     The amounts payable to the holder hereof pursuant to the Trust Agreement shall be paid or caused to be paid by the Owner Trustee to, or for the account of, such Holder, or its nominee, by transferring such amount in immediately available funds to a bank institution or banking institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

     This Holder Certificate shall mature, and all amounts payable to the holder hereof pursuant to the Trust Agreement shall be due and payable, on the Maturity Date.

     This Holder Certificate shall bear a yield on the unpaid amount hereof from time to time outstanding hereunder and under the Trust Agreement at the Holder Yield as provided in the Trust Agreement. The Holder Yield on this Holder Certificate shall be computed as provided in the Trust Agreement and shall be payable at the rates, at the times and from the dates specified in the Trust Agreement.

     From and after the execution of the Participation Agreement, the rights of the holder of this Holder Certificate under the Trust Agreement as well as the beneficial interest of the holder of this Holder Certificate in and to the properties of the Owner Trustee constituting part of the Trust Estate, are subject and subordinate to the rights of the holders of the Notes to the extent provided in the applicable Operative Agreements. The Trust Estate has been or will be assigned, pledged and mortgaged to the Agent, on behalf of the Lenders and the Holders, as security for the Notes and the Holder Certificates. Reference is hereby made to the Trust Agreement, the Participation Agreement, the Credit Agreement, the Security Agreement and the Notes for statements of the rights of the holder of this Holder Certificate and of the rights of the holders of, and the nature and extent of the security for, the Notes, as well as for a statement of the terms and conditions of the trusts created by the Trust Agreement, to all of which terms and conditions the holder hereof agrees by its acceptance of this Holder Certificate.

     The holder hereof, by its acceptance of this Holder Certificate, agrees not to transfer this Holder Certificate except in accordance with the terms of the Trust Agreement and the other Operative Agreements.

     THIS HOLDER CERTIFICATE SHALL BE INTERPRETED AND ENFORCED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF UTAH. WHENEVER POSSIBLE EACH PROVISION OF THIS HOLDER CERTIFICATE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS HOLDER CERTIFICATE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS HOLDER CERTIFICATE.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned authorized officer of the Owner Trustee has executed this Holder Certificate as of the date first set forth above.

                                    FIRST SECURITY BANK,
                                    NATIONAL ASSOCIATION, not individually,
                                    except as expressly set forth herein, but solely as the Owner Trustee under the CRT Realty Trust 1998-1


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------